UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2014

PEABODY ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 25, 2014, Peabody Energy Corporation (the “Company”) entered into a Second Supplemental Indenture between the Company and U.S. Bank National Association, as trustee (the “Second Supplemental Indenture”). The Second Supplemental Indenture amends the Indenture, dated as of December 20, 2006 (as previously supplemented by the First Supplemental Indenture, dated as of December 20, 2006, the “Indenture”) that governs the Company’s 4.75% convertible junior subordinated debentures due 2066 (the “Convertible Debentures”).

The Second Supplemental Indenture was entered into in connection with the Company’s previously announced solicitation of consents from the holders of the Convertible Debentures (the “Consent Solicitation”), which the Company commenced on May 28, 2014.

The Second Supplemental Indenture, which became effective upon its execution, amends the Indenture by eliminating (i) the provisions relating to the mandatory and optional deferral of interest and (ii) the related definitions. Except as amended by the Second Supplemental Indenture, all terms and conditions set forth in the Indenture remain in full force and effect. This summary of the terms of the Second Supplemental Indenture is qualified in its entirety by reference to the Second Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K with respect to the Company’s entry into the Second Supplemental Indenture is hereby incorporated into this Item 3.03 by reference.

Item 7.01. Regulation FD Disclosure.

On June 25, 2014, the Company announced that it had successfully completed its Consent Solicitation in connection with the Second Supplemental Indenture. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of June 25, 2014, between the Company and U.S. Bank National Association.
99.1	Press Release dated June 25, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2014	PEABODY ENERGY CORPORATION
/s/ Kenneth L. Wagner
Name: Kenneth L. Wagner Title: Vice President, General Counsel - Corporate and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of June 25, 2014, between the Company and U.S. Bank National Association.
99.1	Press Release dated June 25, 2014.

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